UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2025

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

66 Hudson Boulevard East		10001-2192
New York,	New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 733-2323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 par value	PFE	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02 Results of Operations and Financial Condition

On April 29, 2025, Pfizer Inc. (“Pfizer”) issued a press release announcing its financial results for the first quarter of 2025. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated by reference herein.

The information furnished pursuant to this “Item 2.02 - Results of Operations and Financial Condition”, including Exhibit 99, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by us under the Exchange Act or Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 2.05 Cost Associated with Exit or Disposal Activities
On April 29, 2025, Pfizer announced approximately $1.2 billion of additional anticipated savings associated with its ongoing cost realignment program (the “Realigning Our Cost Base Program” or the “Program”) expected to be achieved by the end of 2027, designed to further reduce costs primarily in selling, information and administrative expenses (“SI&A”) driven in large part by enhanced digital enablement, including automation and artificial intelligence (“AI”), and simplification of business processes. Pfizer expects one-time costs to achieve the additional savings to be incurred through 2027 and to total approximately $1.6 billion, primarily representing cash expenditures for severance, digital enablement and implementation. Pfizer announced that it remains on track to deliver net cost savings of approximately $4.5 billion by the end of 2025, and, with the additional targeted savings, Pfizer now expects total net cost savings of approximately $5.7 billion from this program through 2027.(1)
In addition, in connection with Pfizer’s efforts to simplify the structure and sharpen the focus of its research and development (“R&D”) organization, in the first quarter of 2025 Pfizer expanded the Program after having identified additional opportunities to drive improvements in productivity and operational efficiencies through enhanced digital enablement, including automation and AI, and simplification of business processes. Savings associated with the simplification of the company’s R&D organization are anticipated to be realized by the end of 2026 and are expected to total approximately $500 million and be reinvested in R&D programs. Pfizer expects one-time costs to implement these initiatives to be incurred through 2026 and to total approximately $600 million, primarily representing cash expenditures for severance, digital enablement and implementation.
The estimate of costs that Pfizer expects to incur and savings that Pfizer expects to achieve, and the timing thereof, are subject to a number of assumptions and actual results may differ from current expectations. Pfizer may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the Program.
(1)The net cost savings are calculated versus the midpoint of Pfizer’s 2023 SI&A and R&D expense guidance provided on August 1, 2023.

Item 9.01 Financial Statements and Exhibits
(d)  Exhibits

Exhibit Number	Exhibit Description

Exhibit 99	Press Release of Pfizer Inc. dated April 29, 2025, reporting Pfizer’s financial results for the first quarter of 2025.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, Pfizer’s anticipated operating and financial performance and a cost realignment program (including anticipated costs, timing, savings and potential benefits) that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, the uncertainties inherent in business and financial planning, including, without limitation, risks related to Pfizer’s business and prospects, adverse developments in Pfizer’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment or economies generally; uncertainties regarding the commercial success of Pfizer’s products or product candidates; uncertainties inherent in research and development; uncertainties regarding the impact, success, associated costs of Pfizer’s multi-year program to reduce its cost of goods sold and its enterprise-wide cost realignment program; risks and uncertainties related to, restructurings and internal reorganizations, as well as any other corporate strategic initiatives and growth strategies, and cost-reduction and productivity initiatives, each of which requires upfront costs but may fail to yield anticipated benefits and may result in unexpected costs or organizational disruption; adverse effects on employee morale, retention issues or other unintended consequences; disruptions in the relationships between us and our collaboration partners or third-party suppliers; risks related to the availability of raw materials to manufacture or test any of Pfizer’s products or product candidates; the risk that we may not be able to recoup costs associated with our manufacturing efforts; the risk that we may not be able to maintain manufacturing capacity or access to logistics or supply channels commensurate with global demand, which would negatively impact our ability to supply our products; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of any of Pfizer’s products or product candidates, including the authorization or approval of products or therapies developed by other companies; uncertainties regarding the impacts of potential changes in tariffs and trade policies; uncertainties regarding the impact of COVID-19 on our business, operations and financial results; and competitive developments.
You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of Pfizer described in the “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results” sections of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Pfizer from time to time with the U.S. Securities and Exchange Commission, all of which are available at www.sec.gov and www.pfizer.com. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. You are cautioned not to put undue reliance on forward-looking statements, and Pfizer assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Pfizer does not give any assurance that it will achieve its expectations.

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release of Pfizer Inc. dated April 29, 2025, reporting Pfizer’s financial results for the first quarter of 2025.
104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel

Dated: April 29, 2025